EXHIBIT 10.4.4

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of August 17, 2007, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Borrower”), the Designated Subsidiary Borrowers party to the Credit Agreement referred to below, the lenders party to the Credit Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase”), as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 17, 2004 and amended and restated as of September 30, 2005 (as in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I.	Third Amendment to Credit Agreement.

1. Section 8.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

“8.08 Restricted Payments. The Company will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Company, provided that:

(i) the Company and its Subsidiaries may do any of the foregoing if, in any case referred to above, no Default or Event of Default shall have occurred and be continuing at the time of such action or would result therefrom;

(ii) the Company may declare and pay dividends payable solely in Equity Interests of the Company and may redeem, return or defease any of its Equity Interests by issuing new Equity Interests; and

(iii) the Company and its Subsidiaries may declare and pay cash dividends or distributions with respect to (x) any trust preferred securities, deferrable interest subordinated debt securities, mandatory convertible debt or other hybrid securities (including without limitation any Hybrid Securities) that, at the time of issuance thereof or at any time prior to the initial dividend or distribution thereunder, were accorded equity treatment by S&P and/or (y) any Preferred Securities issued by the Company or any of its Subsidiaries; provided that at the time of and after giving effect to any such dividend or distribution no Event of Default under Section 9.01(a), (e), (g) or (h) exists.”

2. Section 10 of the Credit Agreement is hereby amended by deleting therefrom in its entirety the definition of “Hybrid Securities” and replacing it with the following definition:

“Hybrid Securities” shall mean, at any time, trust preferred securities, deferrable interest subordinated debt securities, mandatory convertible debt or other hybrid securities issued by the Company or any of its Subsidiaries that (i) are accorded equity treatment by S&P and (ii) that, by its terms (or by the terms of any security into which it is convertible for or which it is exchangeable) or upon the happening of any event or otherwise, does not mature or is not mandatorily redeemable or is not subject to any mandatory repurchase requirement, at any time on prior to the date which is six months after the Final Maturity Date.

3. Section 10 of the Credit Agreement is further amended by adding, in appropriate alphabetical order, the following definition:

“Preferred Securities” of any Person shall mean any preferred Equity Interests (or capital stock) of such Person that has preferential rights with respect to dividends or redemptions or upon liquidation or dissolution of such Person over shares of common Equity Interests (or capital stock) of any other class of such person.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Third Amendment, the Company hereby represents and warrants that:

(a) no Default or Event of Default exists on the Third Amendment Effective Date (as defined below), immediately after giving effect to this Third Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date immediately after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the Borrower, each Designated Subsidiary Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-819-8113).

6. From and after the Third Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Third Amendment Effective Date, pursuant to the terms of this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

PARTNERRE LTD.

By:
Name:
Title:

PARTNER REINSURANCE COMPANY LTD.

By:
Name:
Title:

PARTNERRE S.A.

By:
Name:
Title:

PARTNER REINSURANCE COMPANY OF THE U.S.

By:
Name:
Title:

By:
Name:
Title:

PARTNERRE INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

By:
Name:
Title:

PARTNERRE IRELAND INSURANCE LIMITED

By:
Name:
Title:

By:
Name:
Title:

PARTNER REINSURANCE EUROPE LIMITED (formerly know as PARTNERRE INSURANCE IRELAND LIMITED)

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, N.A.

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

CREDIT SUISSE

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB

By:
Name:
Title:

LLOYDS TSB BANK PLC

By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

By:
Name:
Title:

MELLON BANK, N.A.

By:
Name:
Title:

NATIONAL AUSTRALIA BANK LTD.

By:
Name:
Title:

STANDARD CHARTERED BANK

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title: